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                       SECURITIES & EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  October 2, 1995
                                                        -----------------

                               MERCK & CO., Inc.
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            (Exact name of registrant as specified in its charter)

                                  New Jersey
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                (State or other jurisdiction of incorporation)

            1-3305                                 22-1109110
    --------------------------       ---------------------------------
     (Commission File Number)        (IRS Employer Identification No.)

       One Merck Drive, PO Box 100, Whitehouse Station, NJ 08889-0100
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        (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code  (908) 423-1000
                                                   ---------------
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Item 5.     Other Events
------------------------

Incorporated by reference is a press release issued October 2, 1995 concerning the Registrant's announcement that the U.S. Food and Drug Administration has cleared for marketing Fosamax(R) (alendronate sodium) to treat osteoporosis in women after menopause.



Item 7.     Financial Statements and Exhibits
---------------------------------------------

     (c)  Exhibit
          -------

     Exhibit 99 - Press release issued October 2, 1995.



                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MERCK & CO., Inc.



                                  By:  /s/ Nancy V. Van Allen
                                      ------------------------
                                      Nancy V. Van Allen
                                      Assistant Secretary


October 4, 1995

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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number                     Description
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99             Press release issued October 2, 1995.